UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
April 24, 2020
(Date of earliest event reported)

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-06364	22-1901645
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of principal executive offices, including zip code)

(609) 561-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.25 par value per share	SJI	New York Stock Exchange
5.625% Junior Subordinated Notes due 2079	SJIJ	New York Stock Exchange
Corporate Units	SJIU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the election of Directors at the annual meeting, the Board approved an amendment to the Company’s By-Laws decreasing the number of Board Members from twelve (12) to ten (10).  The revised By-Laws are attached hereto as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 24, 2020, the Company held its 2020 Annual Meeting of Shareholders. At the meeting, the shareholders voted on (1) the election of ten directors nominated by the Board for one-year terms, (2) an advisory resolution to approve executive compensation, and (3) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.
The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Proposal 1: Election of Directors
Sarah M. Barpoulis	71,519,941	409,913	125,161	10,791,843
Keith S. Campbell	69,779,876	2,162,412	112,727	10,791,843
Victor A. Fortkiewicz	71,517,017	419,597	118,401	10,791,843
Sheila Harnett-Devlin	71,135,796	800,591	118,628	10,791,843
G. Edison Holland Jr.	71,609,177	304,073	141,765	10,791,843
Sunita Holzer	71,459,138	469,191	126,686	10,791,843
Kevin M. O’Dowd	71,576,031	339,161	139,823	10,791,843
Michael J. Renna	71,362,707	565,090	127,218	10,791,843
Joseph M. Rigby	71,503,607	419,653	131,755	10,791,843
Frank L. Sims	71,681,955	255,950	117,110	10,791,843

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2: Advisory Vote to Approve Executive Compensation	69,501,586	2,313,659	239,770	10,791,843

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3: Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2020	81,316,942	1,445,686	84,230	--

Item 9.01	Financial and Exhibits

Exhibit Index

3.1	South Jersey Industries, Inc. By-Laws effective April 24, 2020

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: April 29, 2020	/s/ Melissa Orsen
Melissa Orsen
Senior Vice President and General Counsel